SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 12, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                                COLUMBIALUM, LTD.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter



          Nevada                          0-29485                 33-0850639
-------------------------------    ---------------------       -----------------
State of other jurisdiction of       Commission File No.        I.R.S. Employer
incorporation or organization                                       ID No.



                      310 E. Harrison, Tampa, Florida 33602
                      -------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 968-9444


                                       N/A
           -----------------------------------------------------------
          (Former name or former address if changed since last report)

Item 1.  CHANGES IN CONTROL OF THE REGISTRANT

         On December 12, 2001, as a direct result of the transactions referred to in Item 2 hereof and the issuance of convertible debentures, Charles Lincoln,
R. Gale Porter and Cristino L. Perez became "control persons" of the Registrant as that term is defined in the Securities Act of 1933, as amended. This resulted from the issuance of an aggregate of 1,500,000 shares of the Registrant's Common Stock (approximately 60% of the total issued and outstanding shares) to the shareholders of Integra Staffing, Inc. ("Integra"). Additionally, Mr. Rene Morissette will resign his respective positions as an officer and director of the Registrant. Charles Lincoln, R. Gale Porter, and Cristino L. Perez were appointed in his place and stead. Mr. Charles Lincoln was also appointed CEO, Mr. R. Gale Porter was also appointed President and COO, and Mr. Cristino L. Perez was also appointed CFO, Secretary and Treasurer of the Registrant. Each of such appointments is subject to compliance with the notice requirements of Rule 14f-1 under the Securities Exchange Act of 1934 ("Rule 14f-1").

         Integra's shareholders own approximately 60% of the outstanding Common Stock and are able to elect new directors and officers either at a meeting of shareholders or by written consent.

         Management of the Company, prior to the effective date of such appointments (collectively referred to as "Prior Management") is set forth below:

         Name                       Position
         ----                       --------
         Rene Morissette            President, Treasurer, Secretary
                                    and Sole Director

         The following individuals (collectively referred to as "New Management") will assume the positions set forth next to their names on the 10th day following the mailing of the Information Statement required by Rule 14f-1:

         Name                  Age      Position
         ----                  ---      --------
         Charles Lincoln       56       CEO, Chairman and Director
         R. Gale Porter        67       President, COO and Director
         Cristino L. Perez     57       CFO, Secretary, Treasurer, and Director


Charles Lincoln -  CEO, Chairman and Director

As of the closing of the Acquisition, Charles Lincoln will be elected Chief Executive Officer and Director of Columbialum, Ltd. Mr. Lincoln has served as Chief Executive Officer and Director of Integra since October 2001. Mr. Lincoln has also served since January 1992 as President of Esprit Business Services, Inc., a company providing a broad array of human resource staffing services. From 1982 to 1991, Mr. Lincoln served as co-founder and vice-president of Today's Business Services, Inc., a Dallas Texas based temporary help firm developed from one to 37 offices and $47 millions in revenues.

R. Gale Porter -  President, COO and a Director

As of the closing of the Acquisition, R. Gale Porter will be elected President and Director of Columbialum, Ltd. Mr. Porter has served as President and Director of Integra since October 2001. Prior to his association with Integra, Mr. Porter served from March 1996 to September 2000 as President and Director of AllTrades Direct, Inc., and predecessors, a company specializing in temporary employment services for the construction industry. AllTrades Direct developed from one to 50 offices with revenues of $1 million per month prior to its sale in September 2000. Mr. Porter earned a BA degree in Economics from Florida State University.

Cristino L. Perez - Chief Financial Officer, Secretary, Treasurer, and Director

As of the closing of the Acquisition, Cristino L. Perez will be elected Chief Financial Officer, Secretary, Treasurer and Director of Columbialum, Ltd. Mr. Perez served as Secretary, Treasurer and Director of Integra since October 2001. Since October 1999, Mr. Perez has been employed with Baumann, Raymondo & Company, P.A., Certified Public Accountants with primary responsibilities for development of accounting and auditing services to small publicly held enterprises. From 1993 to 1999, Mr. Perez operated his own tax and accounting service, with concentration of services to small publicly held companies. Mr. Perez earned a BA degree in Accounting from the University of South Florida.

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On November 23, 2001, the Company entered into a Securities Exchange Agreement (the "Securities Exchange Agreement") to acquire (the "Acquisition") 100% of the issued and outstanding common stock of Integra for an aggregate of 1,500,000 shares of Common Stock of the Company. The Acquisition closed on December 12, 2001. Pursuant to the Securities Exchange Agreement, the Company issued 1,500,000 shares of common stock to the Integra shareholders.

         The above described transaction was intended to qualify as a tax-free reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

         Integra Staffing, Inc., ("Integra") a Florida corporation organized on August 16, 1999 for the purpose of establishing and operating temporary employment offices and to expand its operations by establishing additional offices or by the acquisition of other temporary employment firms. Currently, Integra presently operates one office in Tampa, Florida and has another office under lease in an effort to expand its operations.

         Integra is a full service temporary and permanent placement services company with emphasis in the office administrative, skilled trades, and network support marketplace. Integra's goal has been to become a nationally recognized full service provider of staffing solutions to meet the staffing needs of its clients, with strong presence in major metropolitan areas to achieve low cost, efficient structures.

         Integra's growth strategy has been to acquire other companies or offices of major companies in the staffing industry that complement Integra's business plan, in order to offer its clients a comprehensive range of staffing solutions under a common brand name. The corporate management team of Integra has extensive experience in identifying possible acquisition and integrating acquisitions into one brand name. Integra's plans have been to centralize management structure of the different entities in order to reduce overhead costs and maximize efficiency.

         The foregoing description of the transactions is qualified in its entirety to the full text of the Securities Exchange Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of businesses acquired:

                  Integra Staffing, Inc.
                                                                           PAGE

         INDEPENDENT AUDITOR'S REPORT                                       F-1

         FINANCIAL STATEMENTS -

         Balance sheets as of December 31, 2000 and 1999, and for
         the nine months ended September 30, 2001 (unaudited)               F-2

         Statements of operations for the year ended
         December 31, 2000 and for the period from inception,
         August 16, 1999 to December 31, 1999, and for the nine
         months ended September 30, 2001 (unaudited)                        F-3

         Statements of cash flows for the year ended
         December 31, 2000 and for the period from inception,
         August 16, 1999 to December 31, 1999, and for the nine
         months ended September 30, 2001 (unaudited)                        F-4

         Statements of stockholders' equity for the period from
         inception, August 16, 1999 through December 31, 2000,
         and for the nine months ended September 30, 2001
         (unaudited)                                                        F-5

         NOTES TO FINANCIAL STATEMENTS                               F-6 to F-9

         (b)      Pro Forma Financial

         Unaudited pro forma condensed combined balance sheet at
         December 30, 2000, and September 30, 2001                  F-10 & F-11

         Unaudited pro forma condensed statement of operations
         for the year ended December 31, 2001 and for the nine
         months ended September 30, 2001.                           F-12 & F-13

         Unaudited pro forma condensed combined statements of
         stockholders' equity for the year ended December 31,
         2001 and for the nine months ended September 30, 2001.            F-14

         Notes to unaudited pro forma condensed combined
         financial statements                                      F-15 to F-16

         (c)      Exhibits

                  Exhibit 2.1 Securities Exchange Agreement dated November 23, 2001 between Columbialum, Ltd. and the shareholders of Integra Staffing, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COLUMBIALUM, LTD.



                                                 By: /s/ Rene Morissette
                                                     --------------------------
                                                     Rene Morissette, President



Dated:  January 9, 2002

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
Integra Staffing, Inc.
Tampa, Florida

I have audited the accompanying balance sheets of Integra Staffing, Inc., as of December 31, 2000 and 1999, and the related statements of operations, cash flows and stockholders' equity for the year ended December 31, 2000, and period from inception, August 16, 1999 to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted the audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Integra Staffing, Inc. at December 31, 2000 and 1999, and the result of its operations and its cash flows for the year ended December 31, 2000 and for the period from inception, August 16, 1999 to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/s/ TIMOTHY M. GRIFFITHS, C.P.A.

TIMOTHY M. GRIFFITHS, CPA
Tampa, Florida
October 18,  2001

                             INTEGRA STAFFING, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


                                                     ASSETS                                                     (Unaudited)
                                                                           2000                1999                 2001
                                                                     -----------------    ----------------    -----------------
CURRENT ASSETS
    Cash                                                             $         19,697     $           197     $          5,810
    Accounts receivable                                                        58,051                   -               60,731
    Prepaid and other assets                                                    2,616                 532                1,226
                                                                     -----------------    ----------------    -----------------
        Total current assets                                                   80,364                 729               67,767
                                                                     -----------------    ----------------    -----------------

PROPERTY AND EQUIPMENT
    Property and equipment                                                     11,736               9,524               17,494
    Less: Accumulated depreciation                                              3,729                 625                5,985
                                                                     -----------------    ----------------    -----------------

        Net property and equipment                                              8,007               8,899               11,509
                                                                     -----------------    ----------------    -----------------

                           TOTAL ASSETS                              $         88,371     $         9,628     $         79,276
                                                                     =================    ================    =================


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Accounts payable                                                 $          6,530     $             -     $         15,366
                                                                     -----------------    ----------------    -----------------
    Accrued payroll taxes                                                      66,630                 642               29,262
    Accrued salaries                                                            9,985                 100                9,062
    Related party loans                                                             -              19,321               99,300
    Customer deposits                                                           8,558                   -                8,558
    Other current liabilities                                                   1,924                3206                  800
                                                                     -----------------    ----------------    -----------------

        Total current liabilities                                              93,627              23,269              162,348
                                                                     -----------------    ----------------    -----------------

STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock, $.01 par value, 1,000 shares authorized,
      issued and outstanding: 2000 - 100 shares; 1999 - 750
      shares; September 30, 2001 - 290 shares                                       1                   8                    9
    Paid-in capital                                                           107,499                   -              209,933
    Retained earnings (deficit)                                              (112,756)            (13,649)            (293,014)
                                                                     -----------------    ----------------    -----------------

             Total stockholders' equity (deficit)                              (5,256)            (13,641)             (83,072)
                                                                     -----------------    ----------------    -----------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)             $         88,371     $         9,628     $         79,276
                                                                     =================    ================    =================

                      Read report of independent certified
                public accountant. The accompanying notes are an
                  integral part of these financial statements.

                             INTEGRA STAFFING, INC.
                            STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2000 AND
      FOR THE PERIOD FROM AUGUST 16, 1999 (INCEPTION) TO DECEMBER 31, 1999

                                                                                                               (Unaudited)
                                                                                                               Nine Months
                                                                                                                  Ended
                                                                                                              September 30,
                                                                     2000                  1999                    2001
                                                              -------------------    -----------------     ---------------------
REVENUES                                                      $          556,267     $              -      $            420,961
                                                              -------------------    -----------------     ---------------------

COST OF REVENUES
     Temporary payroll                                                   309,089                    -                   276,742
     Payroll taxes                                                        32,187                    -                    30,656
     Workers compensation insurance                                        2,173                    -                     4,915
     Other costs                                                             234                    -                     1,339
                                                              -------------------    -----------------     ---------------------

           Total cost of revenues                                        343,683                    -                   313,652
                                                              -------------------    -----------------     ---------------------

 GROSS MARGIN                                                            212,584                    -                   107,309
                                                              -------------------    -----------------     ---------------------


OPERATING EXPENSES
     Legal & professional fees                                             6,894                1,015                     5,922
     Advertising/Promotion                                                32,504                    -                    14,587
     Salaries and benefits                                               187,715                5,200                   142,568
     Payroll taxes                                                        16,015                    -                    13,282
     Rent & leases                                                        19,727                    -                    19,294
     Administrative expenses                                              48,791                7,415                    64,086
                                                              -------------------    -----------------     ---------------------

           Total operating expenses                                      311,646               13,630                   259,739
                                                              -------------------    -----------------     ---------------------

 LOSS FROM OPERATIONS                                                    (99,062)             (13,630)                 (152,430)
                                                              -------------------    -----------------     ---------------------

OTHER INCOME (EXPENSES)
     Interest and other income                                               181                   34                        58
     Interest expense                                                       (226)                 (53)                  (27,886)
                                                              -------------------    -----------------     ---------------------
          Net other income (expenses)                                        (45)                 (19)                  (27,828)
                                                              -------------------    -----------------     ---------------------

NET INCOME (LOSS)                                             $          (99,107)    $        (13,649)     $           (180,258)
                                                              ===================    =================     =====================

                     Report of independent certified public
               accountant. The accompanying notes are an integral
                       part of these financial statements.

                             INTEGRA STAFFING, INC.
                            STATEMENTS OF CASH FLOWS
                      FOR YEAR ENDED DECEMBER 31, 2000 AND
      FOR THE PERIOD FROM AUGUST 16, 1999 (INCEPTION) TO DECEMBER 31, 1999

                                                                                                              (Unaudited)
                                                                                                              Nine Months
                                                                                                                 Ended
                                                                                                             September 30,
                                                                     2000                 1999                    2001
                                                              -------------------    ----------------     ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $          (99,107)    $       (13,649)     $           (180,258)
    Adjustments to reconcile net loss to cash   used in
     operating activities:
        Depreciation                                                       3,104                 625                     2,256
        Allowance for bad debt                                             1,800                   -                         -
    Decrease (increase) in current assets:
        Accounts receivable                                              (59,851)                  -                    (2,680)
        Prepaid and other assets                                          (2,084)               (532)                    1,390
    Increase (decrease) in current liabilities:
        Accounts payable                                                   6,530                 642                     8,836
        Payroll tax accruals                                              65,988                 100                   (37,368)
        Salary accrual                                                      9885                   -                      (923)
        Customer deposits                                                  8,558                   -                         -
        Other current liabilities                                         (1,282)              3,206                    (1,124)
                                                              -------------------    ----------------     ---------------------
           Total adjustments                                              32,648               4,043                   (29,613)
                                                              -------------------    ----------------     ---------------------
    Net cash (used) by operating activities                              (66,459)             (9,608)                 (209,871)
                                                              -------------------    ----------------     ---------------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                                    (2,212)             (9,524)                   (5,758)
                                                              -------------------    ----------------     ---------------------
    Net cash (used) by investing activities                               (2,212)             (9,524)                   (5,758)
                                                              -------------------    ----------------     ---------------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Sale of capital stock, net of redemption                              74,992                   8                    99,950
    Loan from stockholder, net                                           (19,321)             19,321                    99,300
    Capital contribution                                                  32,500                   -                     2,492
                                                             -------------------    ----------------     ---------------------
    Net cash provided by financing activities                             88,171              19,329                   201,742
                                                             -------------------    ----------------     ---------------------

NET INCREASE (DECREASE) IN CASH                                           19,500                 197                   (13,887)

CASH, BEGINNING OF PERIOD                                                    197                   -                    19,697
                                                              -------------------    ----------------     ---------------------

CASH, END OF PERIOD                                           $           19,697     $           197      $              5,810
                                                              ===================    ================     =====================

                      Read report of independent certified
                public accountant. The accompanying notes are an
                  integral part of these financial statements.

                             INTEGRA STAFFING, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                COMMON STOCK                   PAID-IN             RETAINED
                                          SHARES               AMOUNT          CAPITAL             DEFICIT              TOTAL
                                      ---------------     --------------    ---------------    -----------------    ---------------
BALANCE, AUGUST 16, 1999 (INCEPTION)               -      $           -     $            -     $              -     $            -

Sale of stock for cash                         1,000                 10                 90                    -                100

Redemption of stock                             (250)                (2)               (90)                   -                (92)

Net loss during period                             -                  -                  -              (13,649)           (13,649)
                                      ---------------     --------------    ---------------    -----------------    ---------------
BALANCE, DECEMBER 31, 1999                       750                  8                  -              (13,649)           (13,641)


Sale of stock for cash                           250                  2             24,998                    -             25,000

Effect of 1 for 10 reverse
 stock split                                    (990)               (10)                 2                    -                 (8)

Sale of stock for cash                            90                  1             49,999                    -             50,000

Capital contributions                              -                  -             32,500                    -             32,500

Net loss for the year                              -                  -                  -              (99,107)           (99,107)
                                      ---------------     --------------    ---------------    -----------------    ---------------
BALANCE, DECEMBER 31, 2000                       100                  1            107,499             (112,756)            (5,256)

Capital contributions                              -                  -              2,492                    -              2,492

Sale of stock for cash                           900                  9             21,341                    -             21,350

Effect of 1 for 25 reverse
 stock split                                    (860)                (9)                 9                    -                  -
                                      ---------------     --------------    ---------------    -----------------    ---------------
                                                  40                  1            131,332             (112,756)            18,586

Sale of stock for cash                           250                  2             78,598                    -             78,600

Net loss during period                             -                  -                  -             (180,258)          (180,258)
                                      ---------------     --------------    ---------------    -----------------    ---------------
BALANCE, SEPT. 30, 2001 (UNAUDITED)              290      $           3     $      209,939     $       (293,014)    $      (83,072)
                                      ===============     ==============    ===============    =================    ===============

                      Read report of independent certified
                public accountant. The accompanying notes are an
                  integral part of these financial statements.

                             INTEGRA STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Integra Staffing, Inc., a Florida corporation organized on August 16, 1999, ("Integra") for the purpose of establishing and operating a temporary employment agency and to expand its operations by establishing additional offices or acquisition of other temporary employment firms.

Integra's strategy has been to provide, efficient and affordable solutions to the its customers' employment and labor force needs.

Cash and Cash Equivalents

For purposes of the statement of cash flows, Integra considers amounts held by financial institutions and short-term investments with an original maturity of 90 days or less to be cash and cash equivalents.

Accounts Receivable

Integra extends credit to its customers in the normal course of business and performs ongoing credit evaluations of its customers, maintaining allowances for potential credit losses which, when realized, have been within management's expectations. Integra's bad debt expense for the years ended December 31, 2000 and 1999 were $2,579 and $0 respectively.

Organization Costs

Organization costs, consisting of legal expenses relating the Integra's organization were expensed as incurred.

Property and Equipment

Property and equipment are recorded at historical cost and include expenditures, which substantially increase the useful lives of existing property, plant and equipment. Maintenance and repairs are charged to operations when incurred.

Depreciation of property and equipment is computed primarily using the straight-line method based on estimated useful lives (furniture and office equipment, 5 to 10 years). Depreciation for income tax purposes is computed principally using accelerated cost recovery methods and lives.

Advertising Costs

Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received.


             Read report of independent certified public accountant.

                             INTEGRA STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Integra, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of Integra's taxable income or loss. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Concentration of Credit Risk

Financial instruments, which potentially expose Integra to concentrations of credit risk, as defined by FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk, consist principally of contract receivable.

Integra is exposed to credit risk relating to the collection on its accounts receivable. To minimize the risk of Integra performs credit evaluations on its customers.

Financial Instruments

Integra estimates that the fair value of all financial instruments at December 31, 2000 and 1999 do not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.

Comprehensive Income

Integra has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", which established standards for reporting and display of comprehensive income and its components in the financial statements. Besides net income, SFAS No. 130 requires the reporting of other comprehensive income, defined as revenues, expenses, gains and losses that under generally accepted accounting principles are not included in net income. As at December 31, 2000, Integra had no items of other comprehensive income and as a result, no additional disclosure is included in the financial statements

Accounting Method

Integra's financial statements are prepared using the accrual method of accounting.

            Read report of independent certified public accountant.

                             INTEGRA STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fiscal Year

Integra has elected December 31 as its fiscal year end.


NOTE  B -  LOAN FROM SHAREHOLDERS

For the year ended December 31, 1999, Integra received loans from officers and stockholders evidenced by interest bearing master promissory notes totaling $19,321, which remained outstanding at the end of the year.

During the year ended December 31, 2000, Integra received loans from officers and stockholders amounting to $105,650. Of these loans, $32,500 were contributed to Integra as paid in capital, and $75,000 of these loans were used to purchase an additional 340 shares of the $0.01 par value common stock of Integra. .


NOTE  C -  STOCK ISSUANCES

On August 16, 1999, 1,000 shares of Integra's $0.01 par value common stock were issued to Frank Hartman in exchange for $100 in cash. On November 1, 1999, Mr. Hartman gifted 750 shares of his shares and the remaining 250 shares were redeemed by Integra and cancelled.

On April 1, 2000, 250 shares of Integra's $0.01 par value common stock were issued to the William A. Brown Family Trust in exchange for $25,000 in cash.

On April 15, 2000, Integra authorized a 1 to 100 reverse stock split of its $0.01 par value common stock.

On April 15, 2000, an additional 90 shares of Integra's $0.01 par value common stock was issued William A. Brown Family Trust in exchange for $50,000 in cash.


NOTE D - COMMITMENTS AND CONTINGENCIES

Integra currently leases office space on 3 year lease arrangement through October 31, 2003, at the current rate of approximately $1,618 per month. The lease includes an escalation clause and allocation of common maintenance costs. In addition, Integra assumed a lease on office space on a 3-year lease through August 31, 2003, at the current rate of $700 per month.

The future minimum lease payments due on these leases is as follows: 2001 -- $29,826; 2002 -- $27,668 and; 2003 -- $ 5,944.


             Read report of independent certified public accountant.

                             INTEGRA STAFFING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE  E -  RELATED PARTY TRANSACTIONS

During the years ended December 31, 2000 and 1999, the officers and stockholders made loans to Integra $67,500 and $19,321 respectfully. These loans were evidenced by master promissory notes with interest at the rate of 8% per annum. During the year ended December 31, 2000, the officers and stockholders converted $50,000 of loans into additional shares of Integra's $0.01 par value common stock and in connection thereto have waived accrued interest on these notes. At December 31, 2000 and 1999 no liability exists to the officers and stockholders.

During the year ended December 31, 2000, the officers and stockholders contributed $15,000 of their loans to Integra and recorded as additional paid-in capital.


NOTE F -  CASH FLOW SUPPLEMENTAL INFORMATION

Cash paid for interest during the years ended December 31, 2000 and 1999 amounted to $226 and $53 respectively.


NOTE G -  SUBSEQUENT EVENTS (UNAUDITED)

Stock Issuances

On September 30, 2001, Integra issued Frank Hartman 900 (36 shares after the reverse stock split) shares of Integra's $0.01 par value common stock in exchange for $21,350 in cash and immediately thereafter authorized a 1 for 25 reverse stock split. Subsequent to the reverse stock split, Integra issued William A. Brown Family Trust 250 shares of its $0.01 par value common stock in exchange for $78,600 in cash.

On October 18, 2001, Integra issued R, Gale Porter 350 shares of Integra's $0.01 par value common stock in exchange for $28,000 in cash, and 50 shares of its $0.01 par value common stock to Charles Lincoln in exchange for $5,000 in cash.

Loans from Shareholders:

During the nine months ended September 30, 2001, additional loans totaling $99,950 were made to Integra, and at September 30, 2001 the full amount was used to purchase an additional 750 shares of the $0.01 common stock of Integra.


             Read report of independent certified public accountant.

                             COLUMBIALUM, LTD., AND
                             INTEGRA STAFFING, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AT DECEMBER 31, 2000


                                                                                                                     Pro forma
                                                Columbialum Ltd.         Integra                 Pro forma           Condensed
                                                                         Staffing               Adjustments           Combined
ASSETS                                          -----------------     ---------------         ----------------     ----------------
CURRENT ASSETS
    Cash                                        $              -      $       19,697          $             -      $        19,697
    Accounts & note receivable                                 -              58,051                        -               58,051
    Prepaid expenses                                           -               2,616                        -                2,616
                                                -----------------     ---------------         ----------------     ----------------
        Total current assets                                   -              80,364                        -               80,364
                                                -----------------     ---------------         ----------------     ----------------

FURNITURE AND FIXTURES, net                                    -               8,007                        -                8,007
                                                -----------------     ---------------         ----------------     ----------------
        TOTAL ASSETS                            $              -      $       88,371          $             -      $        88,371
                                                =================     ===============         ================     ================



LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
    Accounts payable and accrued
      expenses, others                          $              -      $       85,069          $             -      $        85,069
    Customer deposit                                           -               8,558                        -                8,558
    Related party loan                                     4,125                   -                        -                    -
                                                -----------------     ---------------         ----------------     ----------------
        Total current liabilities                          4,125              93,627                        -               93,627
                                                -----------------     ---------------         ----------------     ----------------

STOCKHOLDERS' (DEFICIT)
     Common stock                                          1,000                   1       a               (1)               2,500
                                                                                           b            1,500
     Additional paid-in capital                                -             107,499       a                1              100,875
                                                                                           b           (1,500)
                                                                                           c           (5,125)
     Retained deficit                                     (5,125)           (112,756)      c            5,125             (112,756)
                                                -----------------     ---------------         ----------------     ----------------
             Total stockholders' (deficit)                (4,125)             (5,256)                       -               (9,381)
                                                -----------------     ---------------         ----------------     ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT     $              -      $       88,371          $             -      $        88,371
                                                =================     ===============         ================     ================

        The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

                             COLUMBIALUM, LTD., AND
                             INTEGRA STAFFING, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AT SEPTEMBER 30, 2001



                                                                                                                      Pro forma
                                                                         Integra                 Pro forma            Condensed
                                                Columbialum Ltd.         Staffing               Adjustments           Combined
                                                -----------------     ---------------         ----------------     ----------------
ASSETS
CURRENT ASSETS
    Cash                                        $              -      $        5,810          $             -      $         5,810
    Accounts & note receivable                                 -              60,731                        -               60,731
    Prepaid expenses                                           -               1,226                        -                1,226
                                                -----------------     ---------------         ----------------     ----------------
        Total current assets                                   -              67,767                        -               67,767
                                                -----------------     ---------------         ----------------     ----------------

FURNITURE AND FIXTURES, net                                    -              11,509                        -               11,509
                                                -----------------     ---------------         ----------------     ----------------
                 TOTAL ASSETS                   $              -      $       79,276          $             -      $        79,276
                                                =================     ===============         ================     ================


LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
    Accounts payable and accrued
     expenses, others                           $              -      $       63,048          $             -      $        63,048
    Related party loan                                         -              99,300                        -               99,300
                                                -----------------     ---------------         ----------------     ----------------
        Total current liabilities                              -             162,348                        -              162,348
                                                -----------------     ---------------         ----------------     ----------------

STOCKHOLDERS' (DEFICIT)
    Common stock                                                                           a
                                                           1,000                   9       a               (9)               2,500
                                                                                           b            1,500
    Additional paid-in capital                             6,400             209,933       a                9              207,442
                                                                                           b           (1,500)
                                                                                           c           (7,400)
     Retained deficit                                     (7,400)           (293,014)      c            7,400             (293,014)
                                                -----------------     ---------------         ----------------     ----------------
             Total stockholders' (deficit)                     -             (83,072)                       -              (83,072)
                                                -----------------     ---------------         ----------------     ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT     $              -      $       79,276          $             -      $        79,276
                                                =================     ===============         ================     ================

        The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

                              COLUMBIALUM, LTD. AND
                             INTEGRA STAFFING, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                                  Pro forma
                                                                        Integra             Pro forma             Condensed
                                              Columbialum Ltd.         Staffing            Adjustments             Combined
                                              ------------------    ----------------    -------------------    -----------------
REVENUES                                      $               -     $       556,267     $                -     $        556,267

COST OF GOODS SOLD                                            -             343,683                      -              343,683
                                              ------------------    ----------------    -------------------    -----------------

GROSS PROFIT                                                  -             212,584                      -              212,584

OPERATING EXPENSES                                        3,605             311,646                      -              315,251
                                              ------------------    ----------------    -------------------    -----------------

LOSS BEFORE OTHER INCOME (EXPENSES)                      (3,605)            (99,062)                     -             (102,667)
                                              ------------------    ----------------    -------------------    -----------------

OTHER INCOME (EXPENSE)
    Interest and other income                                 -                 181                                         181
    Interest expense                                          -                (226)                     -                 (226)
                                              ------------------    ----------------    -------------------    -----------------

TOTAL OTHER INCOME (EXPENSE)                                  -                 (45)                     -                  (45)
                                              ------------------    ----------------    -------------------    -----------------

NET LOSS BEFORE TAXES                                    (3,605)            (99,107)                     -             (102,712)

PROVISION FOR INCOME TAXES                                    -                   -                      -                    -
                                              ------------------    ----------------    -------------------    -----------------

NET LOSS                                      $          (3,605)    $       (99,107)    $                -     $       (102,712)
                                              ==================    ================    ===================    =================

NET LOSS PER COMMON
  SHARE (BASIC & DILUTED)                                                                                      $           (.07)
                                                                                                               =================

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                                                                                                  2,500,000
                                                                                                               =================

        The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

                              COLUMBIALUM, LTD. AND
                             INTEGRA STAFFING, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                                                  Pro forma
                                                                        Integra             Pro forma             Condensed
                                              Columbialum Ltd.         Staffing            Adjustments             Combined
                                              ------------------    ----------------    -------------------    -----------------
REVENUES                                      $               -     $       420,961     $                -     $        420,961

COST OF GOODS SOLD                                            -             313,652                      -              313,652
                                              ------------------    ----------------    -------------------    -----------------

GROSS PROFIT                                                  -             107,309                      -              107,309

OPERATING EXPENSES                                        2,275             159,739                      -              162,014
                                              ------------------    ----------------    -------------------    -----------------

LOSS BEFORE OTHER INCOME (EXPENSES)                      (2,275)           (152,430)                     -             (154,705)
                                              ------------------    ----------------    -------------------    -----------------

OTHER INCOME (EXPENSE)
    Interest and other income                                 -                  58                                          58
    Interest expense                                          -             (27,886)                     -              (27,886)
                                              ------------------    ----------------    -------------------    -----------------

TOTAL OTHER INCOME (EXPENSE)                                  -             (27,828)                     -              (27,828)
                                              ------------------    ----------------    -------------------    -----------------

NET LOSS BEFORE TAXES                                    (2,275)           (180,258)                     -             (182,533)

PROVISION FOR INCOME TAXES                                    -                   -                      -                    -
                                              ------------------    ----------------    -------------------    -----------------

NET LOSS                                      $          (2,275)    $      (180,258)    $                -     $       (182,533)
                                              ==================    ================    ===================    =================

NET LOSS PER COMMON
  SHARE (BASIC & DILUTED)                                                                                      $           (.07)
                                                                                                               =================

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES OUTSTANDING                                                                                                  2,500,000
                                                                                                               =================

        The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

                             COLUMBIALUM, LTD., AND
                             INTEGRA STAFFING, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                        STATEMENT OF STOCKHOLDERS' EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 2000 AND
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                             Additional
                                                                              Paid-in             Retained
                                           Shares            Amount           Capital             Deficit             Total
                                       ---------------    -------------    ---------------     ---------------    ---------------
BALANCE, JANUARY 1, 2000                    1,000,000     $      1,000     $            -      $       (1,520)     $        (520)

Loss for the year                                   -                -                  -              (3,605)            (3,605)
                                       ---------------    -------------    ---------------     ---------------    ---------------
BALANCE, DECEMBER 31, 2000                  1,000,000            1,000                  -              (5,125)            (4,125)

Issuance of shares in exchange
 for common shares Integra                  1,500,000            1,500            207,442            (105,356)           103,586

Loss for the period 9/30/01                         -                -                  -            (182,533)          (182,533)
                                       ---------------    -------------    ---------------     ---------------    ---------------

BALANCE, SEPT. 30, 2001                     2,500,000     $      2,500     $      207,442      $     (293,014)    $      (83,072)
                                       ===============    =============    ===============     ===============    ===============

        The accompanying notes to unaudited pro forma condensed financial statements are an integral part of these financial statements.

                             COLUMBIALUM, LTD., AND
                             INTEGRA STAFFING, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                    DECEMBER 31, 2000 AND SEPTEMBER 30, 2001

NOTE A - GENERAL INFORMATION

The following unaudited pro forma condensed combined balance sheets aggregates the balance sheet of Columbialum, Ltd. ("Columbialum"), a Nevada corporation and Integra Staffing, Inc., ("Integra"), a Florida corporation as of December 31, 2000 and September 30, 2001 using the reverse merger method of accounting, effectively a re-capitalization of Integra, and using the assumptions described in the following notes as if the business combination occurred as of the end of December 31, 2001 and September 30, 2001 respectively for the balance sheets and as of January 1, 2000 for the statement of operations.

The following unaudited pro forma condensed combined statement of operations aggregates the result of operations for both companies for the year ended December 31, 2000 and for the nine months ended September 30, 2001 for Columbialum and Integra.

The unaudited pro forma statements should be read in conjunction with the separate financial statements and notes thereto of Columbialum at December 30, 2000 and September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001, included in that company's annual and quarterly reports filed with the Securities and Exchange Commission under cover of Form 10-KSB and Form 10-QSB. The unaudited pro forma financial statements are not necessarily indicative of the combined financial position which might have existed at December 30, 2000 and September 30, 2001, or the results of operations as they may have been for the year ended December 31, 2000 and the nine months ended September 30, 2001, had the business combination occurred on the dates indicated above.

NOTE B - REVERSE MERGER METHOD OF ACCOUNTING

Following the acquisition, the management of Integra became the management of Columbialum and the former stockholders of Integra were issued approximately 60% of the outstanding shares of Columbialum's $0.001 par value common stock. In accordance with accounting principles generally accepted in the United States of America, Columbialum's acquisition of Integra is being accounted for as a reverse merger. As a result, Integra is being treated as the acquiring Columbialum, and Columbialum is being treated as the acquired company for accounting purposes, even though Columbialum is the acquiring company for legal purposes. The historical financial statements of Integra will become the historical financial statements of Columbialum in connection with the acquisition. Similarly, the historical equity and deficit of Integra prior to the acquisition will be retroactively restated for the equivalent number of shares issued in connection with the acquisition.

NOTE C - ASSUMPTIONS

The accompanying unaudited pro forma condensed combined financial statements are presented based on the following assumptions:

1. That the business combination between Columbialum and Integra was accomplished on January 1, 2000.

                             COLUMBIALUM, LTD., AND
                             INTEGRA STAFFING, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                    DECEMBER 31, 2000 AND SEPTEMBER 30, 2001

NOTE C - ASSUMPTIONS (Continued)

2. That the Exchange Agreement between Columbialum and Integra was consummated under the terms and conditions disclosed in Note F as of January 1, 2000.

3. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 and for the nine months ended September 30, 2001 do not include adjustments for legal and accounting expenses associated with the acquisition.

NOTE D - PRO FORMA ADJUSTMENTS

The pro forma adjustments are summarized as follows:

(a) To eliminate the capital stock of Integra in exchange for the issuance of 1,500,000 shares of Columbialum's $0.001 par value common stock.

(b) To give effect to the issuance to the issuance of 1,500,000 shares in connection with the business combination

(c)      To eliminate the accumulated deficit of Columbialum.

NOTE E - NET LOSS PER COMON SHARE

The net loss per common share for the unaudited pro forma condensed combined column is computed based on the weighted average number of historical shares outstanding for Columbialum during the period, giving effect to the 1,500,000 common shares that were issued to the shareholders of Integra upon the consummation of the business combination since the transaction is assumed to have occurred on January 1, 2000 for purposes of the pro forma statement of operations.

NOTE F - STOCK EXCHANGE

On November 23, 2001, Columbialum entered into a Securities Exchange Agreement to acquire 100% of the issued and outstanding common stock of Integra for an aggregate of 1,500,000 shares of common stock of Columbialum. The effective date of the transaction and closing was December 12, 2001.